Final Confirmation

of the Implementation of Enshi Black Hog Construction Cooperation

Party A: Animal Husbandry and Veterinary Bureau of Enshi Tujia and Miao Autonomous Prefecture (Enshi) of Hubei Province

Party B: Animal Husbandry and Veterinary Bureau of Xianfeng County of Hubei Province

Party C: Xuwang Hog Farming Professional Cooperatives of Xianfeng County

Party D: Qiming Hog Farming Professional Cooperatives of Xianfeng County

Party E: Wuhan Fengze Agricultural Science and Technology Development Co., Ltd. (the “Company”)

Based on “Animal Husbandry Industry Development Plan of Enshi Autonomous Prefecture (2009-2015)” and “the ‘Twelfth Five Year’ Development Plan of Animal Husbandry Industry of Enshi Autonomous Prefecture”, in order to utilize the black breeder hog resources in Enshi Tujia and Miao Autonomous Prefecture (Enshi) of Hubei Province, build competitive high quality hog of Hubei Province, and improve local hog farmers income and the Company’s development, Party E has signed several initial Cooperation Agreements with Party A, B, C and D to implement and supervise the construction project of producing Enshi Black Hog.

The initial Cooperation Agreements mentioned above are as below, but not limited to:

I.           “Enshi Black Hog Breeding Agreement” Signed on 12/16/2010 between Party A and Party E.

II.          “Enshi Black Hog Xianfeng Production Base Construction Cooperation Agreement”, Signed on 04/02/2011 between Party B and Party E.

III.         “Enshi Black Hog Construction Cooperation Agreement”, Signed on 04/02/2011 between Party C and Party E and witnessed by Party B.

IV.         “Enshi Black Hog Construction Cooperation Agreement”, Signed on 04/02/2011 between Party D and Party E and witnessed by Party B.

The above initial Cooperation Agreements were finally approved by all Parties on May 4, 2011and the project enters into the implementation stage.

Attachment:

A.           Enshi Black Hog Black Hog Breeding Agreement

B.           Enshi Black Hog Xianfeng Base Construction Cooperation Agreement

C.           Enshi Black Hog Construction Cooperation Agreement (with Xuwang)

D.           Enshi Black Hog Construction Cooperation Agreement (with Qiming)

Party A: Party A: Animal Husbandry and Veterinary Bureau of Enshi Tujia and Miao Autonomous Prefecture (Enshi) of Hubei Province (seal)

Date: May 4th, 2011

Party B: Animal Husbandry and Veterinary Bureau of Xianfeng County of Hubei Province(seal)

Date: May 4th, 2011

Party C: Xuwang Hog Farming Professional Cooperatives of Xianfeng County(seal)

Date: May 4th, 2011

Party D: Qiming Hog Farming Professional Cooperatives of Xianfeng County(seal)

Date: May 4th, 2011

Party E: Wuhan Fengze Agricultural Science and Technology Development Co., Ltd. (the “Company”) (seal)

Date: May 4th, 2011